EXHIBIT 10.34

                                  VARIABLE RATE
                                   COMMERCIAL
                                   PROMISSORY
                                      NOTE

    OCEAN BANK                        BORROWER
 780 N.W. 42nd Avenue            HI-RISE RECYCLING SYSTEMS, INC.
Miami, Florida 33126-5597        AND HESCO SALES, INC.
    (305) 442-2660               16255 NW 54TH AVE
     "LENDER"                    MIAMI, FL 33014


 OFFICER INITIALS   INTEREST RATE   PRINCIPAL AMOUNT    FUNDING DATE       MATURITY DATE      CUSTOMER NUMBER      LOAN NUMBER
      TR             VARIABLE       $3,000,000.00       12/19/97            04/19/06                             100937428-64


                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount THREE MILLION AND NO/100 Dollars ($3,000,000.00) plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year for the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of ONE AND 50/100 percent (1.50%) per annum over the Index Rate. The initial Index Rate is currently EIGHT AND 50/100 percent (8.50%) per annum. Therefore, the initial interest rate on this Note shall be TEN AND NO/100 percent (10.00%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: A DAILY BASIS

INDEX RATE:  The Index Rate for this Note shall be:

CITIBANK OF NEW YORK PRIME RATE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be ________________N/A______________ percent ( _______N/A___%) per annum. ____ The maximum ____ interest ____ rate on this Note shall not exceed ____ EIGHTEEN ____ AND NO/100_______________________ percent (18.00%) per annum or maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest at the less of: 18.00 PERCENT RATE or the maximum interest rate Lender is permitted to charge by Law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

99 PAYMENTS OF PRINCIPAL IN THE AMOUNT OF $30,000.00 PLUS ACCRUED INTEREST BEGINNING JANUARY 19, 1998 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON APRIL 19, 2006.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:  If checked [ ] this Note is a renewal of Loan Number ________________.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control.[X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [X] No minimum finance charge.[ ] A minimum finance charge of $______________ , as permitted by law.

LATE PAYMENT CHARGE: If a payment is more than ____N/A___ days late, Borrower will be charged a late payment charge of:[ ] __________% of the unpaid late installment;[ ] $____________________ or _______________________ % of the unpaid late installment, whichever is [ ] greater [ ] less; to the extent permitted by law.

-------------------------------------------------------------------------------


BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

DATED:  DECEMBER 19, 1997

BORROWER:  HI-RISE RECYCLING SYSTEMS, INC.      BORROWER: HESCO SALES, INC.

BY:/S/ DONALD ENGEL                             BY:
  -----------------                                --------------------------
  DONALD ENGEL

TITLE:  C.E.O., CHAIRMAN                        TITLE:
     -------------------                              -----------------------
BORROWER:                                       BORROWER:

BY:                                             BY:
   ---------------------                           --------------------------
TITLE:                                          TITLE:
     -------------------                              -----------------------

                              TERMS AND CONDITIONS

     1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:


     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future, written agreement regarding this or any other indebtedness of Borrower to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

     (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith, deems itself insecure.

     2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

     (c) to cease making additional advances under this Note or any other agreement between Borrower and Lender;

     (d) to take possession of any collateral in any manner permitted by law;

     (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

     (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender;

     (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of setoff.

     3. DEMAND FEATURE: [ ] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

     4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including but not limited to balance sheets and profit and loss statements and other information upon request.

     5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

     6. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

     7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

     8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

     9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Note.

     10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorneys' fees and collection costs.

     11. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

     12. ADDITIONAL TERMS:

IF PAYMENT IS NOT RECEIVED BY THE BANK ON/OR BEFORE TEN (10) DAYS AFTER DUE DATE, THEREAFTER THE INTEREST RATE WILL AUTOMATICALLY INCREASE TO THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW AND WILL REMAIN AT THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW UNTIL THE ACCOUNT IS COMPLETELY BROUGHT UP TO DATE AND CURRENT

              CERTIFICATE FOR EXEMPTION FROM DOCUMENTARY STAMP TAX
               (OUT OF STATE NOTE-NOT SECURED BY FLORIDA MORTGAGE)

Ocean Bank ("Bank") has granted a Term Loan to HI-RISE RECYCLING SYSTEMS, INC. AND HESCO SALES, INC. ("Borrowers") in the amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) ("Loan"), evidenced by Variable Rate Commercial Promissory Note executed simultaneously herewith (the "Note"). The Note has been made, executed and delivered by Borrowers to Bank Agent in New York, New York.

Borrowers and Bank believe in good faith that the Note is exempt from Florida documentary stamp tax pursuant to Regulation 12B-4.053 (35), Florida Administrative Code. The Borrowers understand that the Bank is not collecting Florida documentary stamp taxes from the Borrowers in connection with the out-of-state execution of the Note, which Note, at Bank's option and sole discretion, may be brought back into the State of Florida for safekeeping and storage. In consideration of the Bank not collecting documentary stamp tax, the Borrowers hereby covenants and agrees that: (i) Borrowers shall indemnify and hold the Bank harmless from and against the payment of any and all documentary stamp taxes due to the State of Florida or any department or agency thereof in connection with the Loan and/or Note (as the same may be modified, extended, or renewed, or any substitution thereof), together with all interest, fines, penalties, costs or other charges thereon, regardless of when, or the party against whom the same may be assessed or imposed; AND, (ii) in the event a documentary stamp tax assessment is made against Borrowers or Bank in connection with the Loan or the Note, Borrowers shall pay the full amount of such assessment (including interest, fines, penalties, costs or other charges thereon), within ten (10) days of receipt by Borrowers of written notice that the tax is due and Borrowers shall not contest or otherwise challenge the assessment except in connection with a request for a refund in accordance with the applicable regulations adopted by the Florida Department of Revenue.

         IN WITNESS WHEREOF, the Borrowers have executed this instrument and the Note, and delivered both to Ocean Bank, in New York, New York, this ____ day of December, 1997.

HI-RISE RECYCLING SYSTEMS, INC.              HESCO SALES, INC.
"BORROWER"                                   "BORROWER"

/S/ DONALD ENGEL                             /S/ DONALD ENGEL
-----------------                            -----------------
BY:  DONALD ENGEL                            BY:  DONALD ENGEL
TITLE:  CEO & CHAIRMAN OF THE BOARD          TITLE:  CEO & CHAIRMAN OF THE BOARD

         IN WITNESS WHEREOF, the Bank, through its duly authorized Officer and Agent Robert Trujillo acknowledges delivery and receipt of this instrument and the Note in New York, New York, this ______ day of December, 1997.

                                            OCEAN BANK

                                            /S/ ROBERT TRUJILLO
                                            --------------------
                                            BY:  ROBERT TRUJILLO
                                            TITLE:  VICE PRESIDENT & CORPORATE
                                                    BANKING OFFICER

STATE OF NEW YORK
                   SS.
COUNTY OF NEW YORK


         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Donald Engel as CEO & Chairman of the Board of HI-RISE RECYCLING SYSTEMS, INC. AND HESCO SALES, INC. (the "Borrowers"), and Robert Trujillo, Vice President (as Officer and Agent of OCEAN BANK), ( ) who presented the following as identification NYS Driver's License & Florida Driver's License, respectively, or ( ) who are well known to me to be the persons described in and who executed the foregoing instrument, who in my presence and being by me first duly sworn:
(i) on the date hereof, the Borrowers through their CEO & Chairman of the Board Donald Engel, executed a Note of even date herewith in the principal amount of THREE MILLION DOLLARS AND NO/100 ($3,000,000.00) in favor of Ocean Bank, in New York, New York and that (ii) the Borrowers personally delivered the Note to Ocean Bank's representative Robert Trujillo, Vice President, Corporate Banking Officer, who accepted the Note on behalf of Ocean Bank on the date hereof in New York, New York.

         Sworn to and subscribed before me on this 19th day of December, 1997.

                                                 /S/ WARREN LEIBOWITZ
                                                 ----------------------
                                                 Name: Warren Leibowitz

                                                NOTARY PUBLIC: State of New York

                                   COMMERCIAL
                                  AGRICULTURAL
                                REVOLVING OR DRAW
                               NOTE-VARIABLE RATE

    OCEAN BANK                        BORROWER
 780 N.W. 42nd Avenue       HI-RISE RECYCLING SYSTEMS, INC.
Miami, Florida 33126-5597   AND HESCO SALES, INC.
    (305) 442-2660          16255 NW 54TH AVE
     "LENDER"               MIAMI, FL 33014


OFFICER INITIALS  INTEREST RATE  PRINCIPAL AMOUNT/CREDIT LIMIT   FUNDING DATE    MATURITY DATE     CUSTOMER NUMBER    LOAN NUMBER
     TR             VARIABLE            $3,000,000.00              12/19/97         12/19/02                          100937428-63

                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of THREE MILLION AND NO/100 Dollars ($3,000,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late fees and expenses, then to accrued interest, and then to principal. INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year for the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of ONE AND 50/100 percent (1.50%) per annum over the Index Rate. The initial Index Rate is currently EIGHT AND 50/100 percent (8.50%) per annum. Therefore, the initial interest rate on this Note shall be TEN AND NO/100 percent (10.00%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: A DAILY BASIS

INDEX RATE: The Index Rate for this Note shall be: CITIBANK OF NEW YORK PRIME
RATE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be N/A percent ( N/A %) per annum. The maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/100 percent (18.00%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest at the lesser of: 18.00 PERCENT RATE, or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

ON DEMAND:  INTEREST PAYABLE MONTHLY, PRINCIPAL ON DEMAND



All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked [ ] this Note is a renewal of loan number__________________.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control.
[X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be:

[X]  No minimum finance charge.

[ ]  A minimum finance charge of $______________, as permitted by law.

LATE PAYMENT CHARGE: If a payment is more than N/A days late, Borrower will be charged a late payment charge of: [ ] _____% of the unpaid late installment;

[ ] $_________________ or __________________ % of the unpaid late installment, whichever is [ ] greater [ ] less; to the extent permitted by law.

-------------------------------------------------------------------------------


BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

DATED:  DECEMBER 19, 1997

BORROWER:    HI-RISE RECYCLING SYSTEMS, INC.           BORROWER:
             AND HESCO SALES, INC.

BY:/S/ DONALD ENGEL                                    BY:
   ----------------                                       ---------------------
   DONALD ENGEL

TITLE:  C.E.O. CHAIRMAN                                TITLE:
       ----------------                                      ------------------
BORROWER:                                              BORROWER:

BY:                                                    BY:
   --------------------                                   ---------------------
TITLE:                                                TITLE:
-----------------------                                     -------------------

REVOLVING OR DRAW FEATURE: This Note possesses a revolving or draw feature as indicated below.

[X] This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.

[ ] This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

     Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

     CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

-------------------------------------------------------------------------------
                              TERMS AND CONDITIONS

     1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future, written agreement regarding this or any other indebtedness of Borrower to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

     (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith, deems itself insecure.

     2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

     (c) to cease making additional advances under this Note or any other agreement between Borrower and Lender;

     (d) to take possession of any collateral in any manner permitted by law;

     (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

     (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

     (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of setoff.

     3. DEMAND FEATURE: [X] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

     4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including but not limited to balance sheets and profit and loss statements, and other information upon request.

     5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

     6. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

     7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

     8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

     9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Note.

     10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorneys' fees and collection costs.

     11. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

     12. ADDITIONAL TERMS:

   IF PAYMENT IS NOT RECEIVED BY THE BANK ON/OR BEFORE TEN (10) DAYS AFTER DUE DATE, THEREAFTER THE INTEREST RATE WILL AUTOMATICALLY INCREASE TO THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW AND WILL REMAIN AT THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW UNTIL THE ACCOUNT IS COMPLETELY BROUGHT UP TO DATE AND CURRENT.

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                               OWNER OF COLLATERAL

            OB
     780 N.W. 42nd Avenue        HESCO SALES, INC.
     Miami, Florida 33126       8505 NW 74th Street
       (305) 442-2660            Miami, FL 33166
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                       HESCO SALES, INC.
AND HESCO SALES, INC.                                8505 NW 74th STREET
16255 NW 54TH AVENUE                                    Miami, FL 33166
MIAMI, FL  33014

TELEPHONE NUMBER                                        TELEPHONE NUMBER

     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     (a) this Agreement and the following promissory notes and agreements:


    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER

    VARIABLE           $3,000,000.00             12/19/97               04/19/06                                  100937428-64


     (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

     (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and

     (d) applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[X] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[X] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[X] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[X] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[X] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[X] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[X] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[X] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ]     Other:

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5. RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A

Owner is a:[X] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the State of Florida.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

     (a) Owner is and shall remain the sole owner of the Collateral;

     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls;
     (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

     (i) causes Lender to deem itself insecure for any reason.

      19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

     (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

     (d) to take possession of any Collateral in any manner permitted by law;

     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                        OWNER:

By:/S/ DONALD ENGEL                              BY:
   ------------------                               ---------------------
   DONALD ENGEL

Title:   C.E.O., CHAIRMAN                        Title:
     --------------------                              ------------------

LENDER:     OCEAN BANK                           OWNER:

By:/S/ ROBERT TRUJILLO                           By:
  ---------------------                              --------------------
  ROBERT TRUJILLO

Title:   VICE PRESIDENT                          Title:
      -----------------                                ------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                               OWNER OF COLLATERAL
            OB
         OCEAN BANK
     780 N.W. 42nd Avenue        HESCO SALES, INC.
     Miami, Florida 33126       8505 NW 74th Street
       (305) 442-2660            Miami, FL 33166
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                       HESCO SALES, INC.
AND HESCO SALES, INC.                                4125 E 11TH AVENUE
16255 NW 54TH AVENUE                                    HIALEAH, FL
MIAMI, FL  33014



     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     (a) this Agreement and the following promissory notes and agreements:


    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER
    VARIABLE           $3,000,000.00             12/19/97               12/19/02                                  100937428-63


     (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

     (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and

     (d) applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X]      Other: SEE EXHIBIT "A"

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above; All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 59-1700672.

     5. RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A

Owner is a: [X] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the State of Florida.

      6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

     (a) Owner is and shall remain the sole owner of the Collateral;

     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any

     Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to
     Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

     (i) causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

     (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

     (d) to take possession of any Collateral in any manner permitted by law;

     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                             OWNER:

By:/S/ DONALD ENGEL                                   BY:
  --------------------                                   ----------------------
  DONALD ENGEL

Title:   C.E.O., CHAIRMAN                             Title:
     --------------------                                   -------------------

LENDER:     OCEAN BANK                                OWNER:

By:/S/ ROBERT TRUJILLO                                BY:
  --------------------                                   ----------------------
  ROBERT TRUJILLO
Title:   VICE PRESIDENT                               Title:
      -------------------                                   -------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

     HESCO SALES CO.
     4125 E. 11TH AVENUE, HIALEAH, FLORIDA
     NOVEMBER 11, 1997

                                   EXHIBIT "A"

               QUANTITY

                  1              Forklift. Nissan Type D. 5,000 lb.
                  1              Shop Vac. 10 gal.
                  2              Paint mixers, dual. 50 gals., no manufacturer, no model         /S/ DONALD ENGEL
                                                                                                 ----------------
                                 number. No serial number (could be shop made) (one in use),     DONALD ENGEL
                                 w/Kellogg American Generator S/N 8825801, in use                C.E.O. & CHAIRMAN OF THE BOARD
                  1              Scale, Chathion, 30 lbs.
                  1              Welder, Hobart. W/hoses and torch tip
                  1              Storage rack, 17 sections. 39" x 56" each section
                  1              Steel band strapping machine
                  6              Lincoln welders, Model SP200 (not in use)
                  1              Lot. Assorted hand tools
                  1              Air compressor Dresser, Wayne. Model V16-5012 HD, S/N 20431
                  1              Welding Mask
                  1              Table vise. 10"
                  1              Cummins grinder/polisher. Floor model
                  1              Rockwood drill press, heavy duty, Model 4348,
                                 1/2" chuck. 1/2 hp. 1980
                  1              Lot. One desk and two chairs
                  3              Rotational Molding Machines
                                          2 machines (in use)
                                          1 machine (parts only)
                                          Fully automatic
                                          McNeil Akron - Model 1500-88 oven with 2M BTU
                                          burner w/door.  Rotocast Machine cooling
                                          chamber w/door
                                          Both doors fully automatic on each
                                          machine Mold arm on each machine
                                          automatic Podium type, 1982-1987 Each
                                          machine has main control Cabinet panel
                                          - fire control Cabinet panel - damper
                                          - cooling water and delay Each oven
                                          shaft has tachometers 3 spindles, 220
                                          vac. Cycle time NEW: $200,000

                  2              Jib cranes. W/ hoist - 500 lbs. And hooks


                             TOTAL HIALEAH LOCATION

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                               OWNER OF COLLATERAL
            OB
         OCEAN BANK
     780 N.W. 42nd Avenue        UNITED TRUCK & BODY
     Miami, Florida 33126         CORPORATION
       (305) 442-2660            27137 COUNTRY ROAD #33
                                 OKAHUMPKA, FL  34762
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                  LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                 UNITED TRUCK & BODY CORPORATION
AND HESCO SALES, INC.                           27137 COUNTRY ROAD #33
16255 NW 54TH AVENUE                            OLAHUMPKA, FL  34762
MIAMI, FL  33014



     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     (a) this Agreement and the following promissory notes and agreements:


    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER
    VARIABLE           $3,000,000.00             12/19/97               04/19/06                                  100937428-64


     (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

     (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and

     (d) applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X]      Other: SEE EXHIBIT "A"

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5. RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A

Owner is a: [X] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the State of Florida.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

     (a) Owner is and shall remain the sole owner of the Collateral;

     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any

     Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to
     Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

     (i) causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

     (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

     (d) to take possession of any Collateral in any manner permitted by law;

     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  UNITED TRUCK & BODY CORPORATION           OWNER:

By:/S/ DONALD ENGEL                               BY:
   ------------------                                --------------------------
   DONALD ENGEL

Title:   C.E.O., CHAIRMAN                         Title:
      -------------------                              ------------------------
LENDER:     OCEAN BANK                            OWNER:

By:/S/ ROBERT TRUJILLO                            BY:
   -----------------------                           --------------------------
   ROBERT TRUJILLO                                Title:
Title:   VICE PRESIDENT
      ---------------------                             -----------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                               OWNER OF COLLATERAL
            OB
         OCEAN BANK
     780 N.W. 42nd Avenue      HI-RISE RECYCLING SYSTEMS, INC.
     Miami, Florida 33126      16255 8505 NW 74th Street
       (305) 442-2660            Miami, FL 3310466
         "LENDER"

                                TELEPHONE NUMBER
                                305-624-9222

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                     OCEAN BANK
AND HESCO SALES, INC.                               780 NW 42 Avenue
16255 NW 54TH AVENUE                                Miami, FL  33126
MIAMI, FL  33014

TELEPHONE NUMBER                                   TELEPHONE NUMBER


     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     (a) this Agreement and the following promissory notes and agreements:


    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER
    VARIABLE           $3,000,000.00             12/19/97               04/19/06                                  100937428-64


     (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

     (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and

     (d) applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X]      Other: SEE SCHEDULE "A" FOR LISTING OF COLLATERAL

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5.RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A

Owner is a: [X] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the State of Florida.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

     (a) Owner is and shall remain the sole owner of the Collateral;

     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any

     Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to
     Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

      8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

      9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

      10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

      11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

      12.  USE AND MAINTENANCE OF COLLATERAL. Owner shall use the
Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

      13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

      14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

      15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

     (i) causes Lender to deem itself insecure for any reason.

      19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

     (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

     (d) to take possession of any Collateral in any manner permitted by law;

     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HI-RISE RECYCLING SYSTEMS, INC.              OWNER:

By:/S/ DONALD ENGEL                                  BY:/S/ BRADLEY ALAN HACKER
   ----------------------                              ------------------------
         DONALD ENGEL                                  Bradley Alan Hacker
Title:   C.E.O., CHAIRMAN                           Title: AUTH. SIGNER
      -------------------                                ----------------------
LENDER:     OCEAN BANK                              OWNER:

By:/S/ ROBERT TRUJILLO                              BY:
   ----------------------                              ------------------------
         ROBERT TRUJILLO
Title:   VICE PRESIDENT                             Title:
     ---------------------                                ---------------------

                                   SCHEDULE A

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                       OWNER OF COLLATERAL
            OB
         OCEAN BANK
     780 N.W. 42nd Avenue        HESCO SALES, INC.
     Miami, Florida 33126       8505 NW 74th Street
       (305) 442-2660            Miami, FL 33166
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                       HESCO SALES, INC.
AND HESCO SALES, INC.                                8505 NW 74th STREET
16255 NW 54TH AVENUE                                    Miami, FL 33166
MIAMI, FL  33014

TELEPHONE NUMBER                                        TELEPHONE NUMBER

     1.SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2.OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

      (a) this Agreement and the following promissory notes and agreements:

    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER

    VARIABLE           $3,000,000.00             12/19/97               04/19/06                                  100937428-64

      (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

      (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and

      (d) applicable law.

      3.COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference; All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X]  Other: SEE EXHIBIT "A"

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned); All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above; All proceeds and products of any of the above; All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.

     4.OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5.RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A

Owner is a: [X]Corporation; [ ]Partnership;[ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the State of Florida.

     6.REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

          (a)  Owner is and shall remain the sole owner of the Collateral;

          (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any

               Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
          (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
          (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty
               (30) or more days' prior written notice of such change;
          (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
          (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
          (g)  Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
          (h)  All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
          (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
          (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
          (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
          (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
          (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
          (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
          (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and
          (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7.SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8.FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9.INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

       18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d)  allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
          (e)  seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
          (i)  causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
          (d) to take possession of any Collateral in any manner permitted by law;
          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);
          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
          (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                 OWNER:

By:/s/ DONALD ENGEL                       BY:
   --------------------------                --------------------------
       DONALD ENGEL
Title: C.E.O., CHAIRMAN                   Title:
                                                -----------------------
LENDER:     OCEAN BANK                    OWNER:

                                           By:
By: /s/ ROBERT TRUJILLO                       --------------------------
   --------------------------
        ROBERT TRUJILLO                    Title:
Title:  VICE PRESIDENT                           -----------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

*******

                                OWNER OF COLLATERAL

            OB                                               COMMERCIAL
         OCEAN BANK                                           SECURITY
     780 N.W. 42nd Avenue        HESCO SALES, INC.            AGREEMENT
     Miami, Florida 33126        8505 NW 74th Street
       (305) 442-2660            Miami, FL 33166
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                   HESCO SALES, INC.
AND HESCO SALES, INC.                             8505 NW 74th STREET
16255 NW 54TH AVENUE                              Miami, FL 33166
MIAMI, FL  33014

TELEPHONE NUMBER                                  TELEPHONE NUMBER


     1.SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2.OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

          (a)  this Agreement and the following promissory notes and agreements:


    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER

    VARIABLE           $3,000,000.00             12/19/97               12/19/02                                  100937428-63


          (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);
          (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and
          (d)  applicable law.

     3.COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[X] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[X] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[X] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[X] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[X] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[X] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference; All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference; All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ]       Other:

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4.OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 59-1700672.


     5.RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A Owner is
[X] Corporation; [ ] Partnership; [ ] Non-Profit Association; [ ]duly organized, validly existing and in good standing under the laws of the State of Florida.

     6.REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

          (a)  Owner is and shall remain the sole owner of the Collateral;

          (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
          (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
          (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty
               (30) or more days' prior written notice of such change;
          (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
          (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
          (g)  Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
          (h)  All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
          (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
          (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
          (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
          (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
          (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
          (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
          (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and
          (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7.SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8.FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9.INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d)  allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
          (e)  seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
          (i)  causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
          (d) to take possession of any Collateral in any manner permitted by law;
          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);
          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
          (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                 OWNER:

By:/s/ DONALD ENGEL                       BY:
   --------------------------                --------------------------
       DONALD ENGEL
Title: C.E.O., CHAIRMAN                   Title:
                                                -----------------------
LENDER:     OCEAN BANK                    OWNER:

                                           By:
By: /s/ ROBERT TRUJILLO                       --------------------------
   --------------------------
        ROBERT TRUJILLO                    Title:
Title:  VICE PRESIDENT                           -----------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

                                OWNER OF COLLATERAL
            OB
         OCEAN BANK
     780 N.W. 42nd Avenue        HESCO SALES, INC.
     Miami, Florida 33126        4125 E. 11th Avenue
       (305) 442-2660            Hialeah, FL
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                   HESCO SALES, INC.
AND HESCO SALES, INC.                             4125 E. 11th Avenue
16255 NW 54TH AVENUE                              Hialeah, FL
MIAMI, FL  33014

TELEPHONE NUMBER                                  TELEPHONE NUMBER

     1.SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2.OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

          (a)  this Agreement and the following promissory notes and agreements:

    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER

    VARIABLE           $3,000,000.00             12/19/97               04/19/06                                  100937428-64

          (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);
          (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and
          (d)  applicable law.

     3.COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference; All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[X]       Other: SEE EXHIBIT "A"

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4.OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5.RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A Owner is
[X] Corporation; [ ] Partnership; [ ] Non-Profit Association; [ ] duly organized, validly existing and in good standing under the laws of the State of Florida.

        6.REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

          (a)  Owner is and shall remain the sole owner of the Collateral;
          (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any

               Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
          (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
          (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty
               (30) or more days' prior written notice of such change;
          (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
          (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
          (g)  Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
          (h)  All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
          (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
          (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
          (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
          (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
          (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
          (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
          (o Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and
          (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7.SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8.FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9.INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

      11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

      12.  USE AND MAINTENANCE OF COLLATERAL. Owner shall use the
Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d)  allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
          (e)  seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
          (i)  causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
          (d) to take possession of any Collateral in any manner permitted by law;
          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);
          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
          (i) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                 OWNER:

By:/s/ DONALD ENGEL                       BY:
   --------------------------                --------------------------
       DONALD ENGEL
Title: C.E.O., CHAIRMAN                   Title:
                                                -----------------------
LENDER:     OCEAN BANK                    OWNER:

                                           By:
By: /s/ ROBERT TRUJILLO                       --------------------------
   --------------------------
        ROBERT TRUJILLO                    Title:
Title:  VICE PRESIDENT                           -----------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

                                OWNER OF COLLATERAL

            OB                                               COMMERCIAL
         OCEAN BANK                                           SECURITY
     780 N.W. 42nd Avenue        HESCO SALES, INC.            AGREEMENT
     Miami, Florida 33126        8505 NW 74th Street
       (305) 442-2660            Miami, FL 33166
         "LENDER"

                                TELEPHONE NUMBER

      BORROWER                                    LOCATION OF COLLATERAL

HI-RISE RECYCLING SYSTEMS, INC.                   HESCO SALES, INC.
AND HESCO SALES, INC.                             8505 NW 74th STREET
16255 NW 54TH AVENUE                              Miami, FL 33166
MIAMI, FL  33014

TELEPHONE NUMBER                                  TELEPHONE NUMBER


     1.SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2.OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein) liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

          (a)  this Agreement and the following promissory notes and agreements:

    INTEREST         PRINCIPAL AMOUNT/           FUNDING/               MATURITY              CUSTOMER                LOAN
      RATE             CREDIT LIMIT           AGREEMENT DATE              DATE                 NUMBER                NUMBER

    VARIABLE           $3,000,000.00             12/19/97               12/19/02                                  100937428-63


          (b) all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);
          (c) all amendments, modifications, replacements or substitutions to any of the foregoing; and
          (d)  applicable law.

     3.COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

 [ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[x]       Other: SEE EXHIBIT "A"

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4.OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 59-1700672.

     5. RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: N/A Owner is a: [X] Corporation; [ ] Partnership; [ ] Non-Profit Association; [ ] duly organized, validly existing and in good standing under the laws of the State of Florida .

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

          (a) Owner is and shall remain the sole owner of the Collateral;

          (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls;
              (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

          (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

          (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

          (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

          (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

          (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

          (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

          (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

          (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

          (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

          (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

          (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

          (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

          (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

          (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing and financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owning to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists or a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, canceling any policy or endorsing Owner's name or any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or the guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

          (c) provides or causes any false or misleading signature or representation to be provided to Lender;

          (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

          (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

          (i)  causes Lender to deem itself insecure for any reason.

     19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

          (d) to take possession of any Collateral in any manner permitted by law;

          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

          (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

          Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the result of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement. Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides

Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:

     Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

DATED:  DECEMBER 19, 1997

OWNER:  HESCO SALES, INC.                           OWNER:

By: /s/ DONALD ENGEL                                 BY:
--------------------------                              ------------------------
        DONALD ENGEL
Title:  C.E.O., CHAIRMAN                             Title:
                                                           ---------------------

LENDER:     OCEAN BANK                               OWNER:

By: /s/ ROBERT TRUJILLO                              By:
---------------------------                             ------------------------
        ROBERT TRUJILLO
Title:  VICE PRESIDENT                               Title:
                                                           ---------------------

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                                   SCHEDULE D

HESCO SALES CO. A319
8505 NW 74 Street, Miami, Florida
October 29, 1997

     QUANTITY

          1    Word processor, w/ monitor, Brother WP7550J, Whisper Writer
          1    Portable file, wire

                                   DATA ENTRY

          2    Chair, guest
          1    Chair, task
          1    Checkwriter, Paymaster 8000
          2    Calculator, T15045SV
          1    Terminal, WYSE, WY370, 14"
          1    Typewriter, Brother WP-1700 MDS, 1.44 mb
          1    Computer, tower, 1200 mb, Tape backup, w/ Micro Q monitor 1460,
               13"; w/ UPS Power Backer 360; w/ Boca modem V.34; w/ U.S.
               Robotics modem 14.4
          1    Printer, OkiData 321
          1    Work center, mica, w/ 48 slot hutch 30 x 65 + 30 + 32 + 84
          1    Work center, mica, two lateral files, 20 x 75

                                     KITCHEN

          1    Microwave, Sanyo
          1    Toaster oven, Black & Decker
          1    Refrigerator/freezer, Compact, Sears Model 92SO2, 5.7 cu. ft.
          1    Paper towel dispenser roll
          1    Blender, Hamilton Beach
          1    Fryer, Dazey, Pick A Pocket Plus

                                    FILE ROOM

          3    File cabinets, four drawer letter
          2    File cabinets, four drawer legal, fireproof
          8    File cabinet, four drawer legal
          1    File cabinet, three drawer legal
          1    Safe, floor, data storage, 5' x 30 x 25
          1    Stool, vinyl/metal
          1    Lot, miscellaneous equipment
                    1 sorter, 20 bin
                    2 printer, DM
                    3 calculators
                    1 binder
                    1 IBM typewriter

                                     STORAGE

          1    Generator, portable, Honda EM600, 600 VA
          3    Bookcases, mica, 5 shelf, 7' x 32"
          1    Bookcase, mica, 7 shelf, 7' x 30 + 18
          1    Key cabinet, metal, 17 x 14 x 3

                                 CONFERENCE ROOM

          1    Flat file, metal, eleven drawer, 28"
          1    Calculator, T15032, digital
          1    Slide projector, Bell & Howell, 3 Dimension, TDC Selectron Viewer
          1    Calculator, Facit
          9    Chairs, junior executive, fabric, chrome base
          1    Sofa, leather style, 3 cushion, 83"
          1    Table, conference, mica, 5' x 124"
          1    Wall unit, mica, three section, 7' x 121
          1    Monitor, 9", security, Panasonic
          1    Printer, Epson, T15130
          1    Computer, tower, w/ tape backup
          1    Television, 19" Panasonic, w/ remote
          1    VCR, RCA
          1    Monitor, DataS, 13"
          1    Video Recorder, Sony AV3650

HESCO SALES CO. A319
8505 NW 74 Street, Miami, Florida
October 29, 1997

     QUANTITY

                                 OFFICE MANAGER

          2    Chairs, guest
          1    Chair, task
          1    Work center, mica, w/ hutch, four doors, 36 x 72 + 41 + 72
          1    Calculator, T15630
          2    Radio, portable, Motorola P110 and charger
          1    Terminal, WYSE WY60, 14"
          1    Computer tower, w/ CD; w/ Hurricane Systems 14" 14V39 monitor; w/
               Colorado T1000E tape backup
          1    Printer, Panasonic, KXP4430 Laser
          1    Typewriter, Brother WP3900
          1    Table, typing, mica
          3    Files, lateral, two drawer, mica
          1    Letter opener, Boston P400

                                  PLANT MANAGER

          2    Sectional chairs, vinyl, peach
          1    Drop safe, metal, 10 x 12 x 12
          1    Corner unit, mica, 16 x 37 x 37
          1    Chair, task
          1    Organizer, Rolodex, electronic
          1    Calculator, Sharp EL 1197GH
          1    Work center, mica, U-shaped, plus w/ hutch, 30 x 64 + 28 + 38 +
               54 + 56

/s/ DONALD ENGEL
------------------------------
DONALD ENGEL
C.E.O. & CHAIRMAN OF THE BOARD

HESCO SALES CO. A319
8505 NW 74 Street, Miami, Florida
October 29, 1997

     QUANTITY

          1    Printer, HP Deskset 600C
          1    Computer, HP Legend 4610 Tower, w/ 1020 13" monitor; w/ speakers

                                      HALL

          1 Telephone system, AT&T Merlin 1030; w/ Page Pac Amplicenter 100; w/ GE answering machine; w/ ten desk telephones BIS-34D

                               PRESIDENT'S OFFICE

          1    Desk, mica, custom, 36 x72
          1    Credenza, mica, custom, 6 lateral files, 6 doors, 21 x 2' + 150"
          2    Chairs, guest, leather style, metal base
          1    Cart, portable, plastic, two tier
          1    Table, typing, mica
          1    Transcribing machine, Sony BM25
          1    Computer, Apple MacIntosh SE30; w/ 9" monitor; w/ Radius 14"
               monitor
          1    Globe, floor model, wood
          1    Organizer, Rolodex 64K
          1    Lot, decorative frames
          1    Chair, high back, executive, leather, metal base
          1    Notebook, AT&T, Globalyst 250

                                    STOREROOM

          6    Metal cubby hole racks, 56 cubes per rack
          2    Metal cabinets, 48 x 108
          1    Toledo scale, 1,000 lbs. Floor model, Model 4182A, S/N
               7709645-74T Metal storage shelving
                    4 sections, 48 x 25 x 60
                    2 sections, 48 x 25 x 96
                    48 sections, 48 x 25 x 120

                                   PAINT SHOP

          1 Building, steel construction, paint shop, w/overhead doors, 60 ft. x 30 ft.

      QUANTITY

          1    Building, steel construction, paint shop, w/overhead doors, 30
               ft. x 30 ft.
          6    Paint pumps, 30.1. w/commercial mach #2, paint guns
          50   Trolley rail rollers

                                MAINTENANCE SHOP

          2    Golf carts, #55
          1    FMC Sweeper, Model 66AD, S/N 66/1778 (in for repairs)
          1    Sweeper mate
          1    Comet 4" pump on portable stand
          1    Table vise
          1    Table polisher
          1    Compressor, Ingersoll-Rand, Type 30, Model H2072A, S/N 229831,
               5+5, 31/2x 4
          2    Compressor, 10 gal. (parts only)
          1    Lot, including but not limited to the following items, all in shop for repair or parts: Lincoln Welder 250, Dayton SCR Grinder, metal horses, welding hoses, motors, Lincoln Welder SP200, Miller
               Welder 250TS
          1    Fremont Phosphatizing System 1600, alkaline pre-wash

                                  SALES OFFICE

               LOBBY
          1    Sectional sofa, peach vinyl, 84" - 36" - 30"
          3    Decorative wall art, by Richard George, w/ o/p 44 x 14 1/2D
          1    Pedestal, mica 28 x 13 D
          1    Desk, reception, mica, curved, one pedestal, two drawer, 37 1/2x
               87 + 40
          1    Chair, task, vinyl
          1    File cabinet, letter, 2 drawer
          1    Terminal, WYSE, WY-60, 14"
          1    Typewriter, Brother WP3900DS, w/monitor, Brother CT-1050, 12"
          1    Credenza, mica, 2 drawer, w/hutch, 72"
          1    Monitor, security, Burke, TC1910A, B/W, 9", w/2 cameras (one camera not generating)
          1    Monitor, Kayo, no number, 9"
          1    Lot, desk accessories
          1    Board, cork, 18" x 24"

               CUBICLE AREA
          4    Chairs, task, vinyl
          1    Binding machine, Ibico, Ibimatic
          1    Scanner, Mustek, MPS-6000CX, flat

/s/ DONALD ENGEL
------------------------------
DONALD ENGEL
C.E.O. & CHAIRMAN OF THE BOARD

HESCO SALES CO. A319
8505 NW 74 Street, Miami, Florida
October 29, 1997

     QUANTITY

          1    Printer, Apple, Laserwriter NTR, M2000
          1    Computer, tower, HP, w/Colorado T1000 tape backup; CD, PC2; HD
               1.99; 64 mb RAM; Pentium 133; w/MicroQ monitor 1460i, 13"
          1    Lamp, flex arm, metal
          1    Work station, mica, 2 pedestal, four sections, 24 x 84 + 81
          1    File cabinet, letter, two drawer
          1    Fax, Murata F70
          1    Printer stand, mica, two drawer, portable
          1    Copier, Gestetner 2130Z (not operating)
          1    Copier, Gestetner 2430 w/stand
          1    Stand, copier, metal, 32"
          1    Paper cutter, Buddy Products, 12"
          1    Calculator, T15045SV
          1    File cabinet, letter, two drawer
          1    File cabinet, lateral, 2 drawer, 30"
          1    Work center, mica, 36 x 72 + 50
          1    Calculator, TI5032, printing
          1    Work center, mica, 24 x 84 + 78
          2    Radio, portable, Motorola P100
          1    Docking, charging station, Motorola, w/6 radio stations
          1    Terminal, WYSE, WY-60, 14"

      QUANTITY

          1    Computer tower
          1    Chair, junior executive, fabric chrome base
          1    Chair, guest, vinyl/metal
          1    Chair, task, vinyl
          1    Typewriter, Brother WP-3410, w/monitor, Brother, amber CT 1050,
               12"
          1    Radio Motorola P110, radios w/charger
          1    Computer, tower, w/1460 DL Goldstar, 13"
          1    Printer, Okidata 321
          1    Workcenter, mica, U-shaped, w/hutch, 30 x 65 + 30 + 36 + 65
          1    Portable file, wire basket
          1    Calculator, T1504511

               ACTION ENVIRONMENTAL
          1    Chair, guest, vinyl/metal
          1    Step stool, chrome
          1    Chair, task, vinyl
          1    Computer, IBM PS1 Consultant, Model 2168A-56C, w/ CD, w/PSI 14"
               monitor, 73G3241 9/93
          1    A./B switch
          1    Computer work center, mica, 26"
          1    Printer, Sharp JX400
          1    Printer, Citizen GSX2200
          1    Desk, secretarial, mica, 30 x 65
          1    Storage cabinet, mica, two drawer, two doors, 6' x 38" X 20"

               PURCHASING
          2    Chairs, guest, vinyl/metal
          1    Chair, task, vinyl
          1    Organizer, Rolodex, The Electrodex Plus
          1    Desk, mica, double pedestal, 30 x 65
          1    Table, mica, portable, 30"
          1    Terminal, WYSE WY60
          2    Bookcases, mica, 4 shelf, 24 x 6'
          1    Bookcase, mica, 1 shelf, two drawer, 40 x 48 x 18
          1    Board, cork, wood frame, 18 x 24

               MANAGER/PAYROLL
          2    Chairs, guest, vinyl/metal
          1    Chair, task/vinyl
          1    Organizer, Rolodex 64K
          1    Desk, double pedestal, mica, 30 x 65
          1    Table, mica, 36"
          1    Terminal, WYSE, WY60, 14"
          1    Printer, OkiData 321
          1    File cabinet, two drawer letter
          1    Work center, mica, custom w/hutch, C-shaped, 20 x 72 + 22 + 56
          1    Check signer, Paymaster 8500 series

                                    VEHICLES

          1    1989 Chevy truck, VIN 1GBJ7D1Y8KV114625, 65,501 miles
          1    1989 Kalyn trailer, VIN 1K9348216K1005173
          1    1991 Chevy truck, VIN 1GBL7H1J4MJ100217, 500,288 miles
          1    1990 Kalyn trailer, VIN 1K9E48242L1005148
          1    1991 Chevy Kodiak C70, VIN 1GBL7H1J9MJ104926, 500,831 miles
          1    1991 Kalyn trailer, VIN 1K9E48238M1005339
          1    1993 Kalyn trailer, VIN 1KF9E482441105027
          1    1982 Mack truck, VIN GM111ASCB013939, 239,334 miles
          1    1994 GMC truck, VIN 1GDJ6H1J6RJ504578, 332,305 miles
          1    1994 Kalyn trailer, VIN 1K9F4823XP1005397
          1    1994 Kalyn trailer, VIN IK9F823P1005396
          1    1984 Mack truck, VIN 1M1W129Y9EA020941
          1    1987 Aspt trailer, VIN FLT34362
          1    1990 Ford pickup, VIN 1FTDF15Y81NB18891
          1    1990 Ford F800, VIN 1FDXK85P51VA34645
          1    1970 Lufk trailer, VIN 30247

                                      PLANT

          1    Table grinder, Chicago tool,3/4hp, Model 987S, S/N B777072
          1    Wilton table vise, 6"
          2    General Electric generators, 400 volts, 3 phrase Model 9T2383872
          1    Bosch sander/polisher, Model 1357
          1    Powermatic Band Saw, S/N 67-3790

      QUANTITY

          1    Delta Rockwell power drill, Model 15-017, S/N 1533254
          1    Cummins 9 speed drill press, Model C117F, 5/8" chuck, spindle mount #2
          1    Mubea punch press, Model K3L45-20, Optima
          1    Enco Turret milling machine, S/N 2041091, 1982
          1    Enco single speed lathe, Model 1236, S/N 10105
          1    Lincoln spot welder
          1    Mubea Ironworker Model KBL88-6F, S/N 135A/29506, 1972
          1    Do All bank saw machine, 1 1/4", Model C305A, S/N 497-921-85
          1    Do All Bank saw, 1", no model or serial number
          1    Cincinnati Shear, Model 2512, S/N 19405, 3/8" x 120" capacity, front operating power back gauge
          1    Cincinnati Press Brakes, 9 series x 10 ft., S/N 36865, 3" stroke,
               225 ton, bed length 12 ft.
          1    Cincinnati Press Brakes, 5 series x 8 ft., S/N 37675, 1969, bed length 10 ft., 135 ton
          1    Stamco roll formers
          1    Warco press brake, no model or serial number.
          1    Edwards stamping press, no model or serial number
          1    R&K stamping press, Model 4 1/2, S/N 3076/14
          1    Rousselle stamping press, Model 4F, S/N 13391
          1    Bliss press, Model 6, S/N 341P
          1    Edwards press, Model EG2, 31/4
          1    Cincinnati Shear Model 2512, Hydraulic, S/N 33721, front support arms
          1    Cincinnati Shear, Model 1408, power square shearing, S/N 19687,
               3/16"
          1    Bronx press, 30 ton, S/N 23855, Model L2030
          1    Bliss press, Model 20C
          1    Wysong and Miles power squaring shear, no model or serial number
          1    Webb drill press, S/N 800641, 1980
          1    Portable transformer
          1    Multi-press Model NT127L-C404, S/N 30995
          1    Dewalt arm saw Model M80, S/N 127498
          1    Sears Craftsman Miter saw, 3 hp
          1    Makita cut-off saw, Model 2414
          1    Punch press, Sweeney blocksidge #9
          1    Aeroquip crimp machine, Model FT1330
          1    Aeroquip vise, 8"
          1    Cummins drill press, 12 speed, Model 114, 5/8"
          1    Grinder floor model (poor shape)
          1    Sears Craftsman hand grinder

                                    TOOL SHOP

          1    Lathe welding machine cylinders, 9 1/2x 33, S/N 6246060, auto controls
          1    Table vise, Cleveland 6"
          1    Table grinder
          1    Skill hand grinder, 4 hp.
          1    Bosch hand rip saw
          1    Hydraulic 5 ton press, no model or serial number
          1    Town radial drill, Model Marers, S/N 5110
          1    Sharp planer, Boyer & Schultz, Model 612, S/N 20926
          1    Alba Speillo sweeper, Model BEC, S/N 148469-40
          1    Doringer floor model saw, Model D350, S/N 19126
          1    Buffalo dual grinder, Model B-8D,3/4hp., S/N 1134
          1    Table saw, Model 115-12A, S/N 12101
          1    Lathe, Shell Tellus, S/N 251169
          1    Lathe, Holbrook Model B, spindle speed, Model 17
          1    Lathe, Lang, Model 20/108, w/Mitutoyo setting, Model LLDR100
          1    Tool die clamp machine
          1    Lathe, Warner & Swasey, Model 1420, no serial number, square head
          1    Milling machine index 9 x 41, Model 645, S/N 6458813
          1    Lot, assorted dies
          1    Milling machine, Model FYAS32, 12 x 62, S/N 7534, 1968
          1    Victoria milling machine, 12 x 48, S/N BEC2659
          1    Royal cut off saw, 14", S/N 072873
          1    Aeroquip crimp machine, Model FT1330
          1    Wells grinder, Model HDOD, S/N 10773
          1    Hand held grinder
          1    Lot, assorted hand held tools
          1    Waber tool cut-off saw
          1    Lot, couplings, assorted sizes
          1    Powermatic drill machine, Model 1200, S/N 2-3679-2
          1    Victoria drill press (parts only)
          1    Coleman Powermate generator, Model PM1500
          1    Snap on fast charger, Model BC4200

QUANTITY

                                  MISCELLANEOUS

          3    Cantilever racks, 60", double sided
          5    Work tables, metal; 48" x 72"
          1    Metal storage cabinets, 56 sections, 12 x 48
          3    Metal cabinet, 4 shelves, 26 x 72
          2    Cantilever racks, 96"
          1    Metal rolling table
          1    Industrial fan, mobile
          1    Buffing machine, floor model
          3    2 Wheel hand trucks
          1    Metal table, w/shelf, 4 x 12
          8    Sections metal shelving, 48 x 28
          1    Office in welding section
          1    Office in plant
          15   Industrial column fans
          1    Amano time clock, Model MJR8000

/s/ DONALD ENGEL
------------------------------
DONALD ENGEL
C.E.O. & CHAIRMAN OF THE BOARD

HESCO SALES CO. A319
8505 NW 74 Street, Miami, Florida
October 29, 1997

     QUANTITY

          24 Lincoln Welder, Ideaiarc, Model R35-325, 325 amps, Constant voltage DC Arc welder, w/Lincoln wire feeder and wire feeder boom, complete w/hoses, leads, torches:

                           S/N AC631332                       S/N AC588579
                           S/N AC590907                       S/N AC590906
                           S/N AC636802                       S/N AC631317
                           S/N AC631330                       S/N AC588573
                           S/N AC631332                       S/N AC631335
                           S/N AC636798                       S/N AC633775
                           S/N AC6367974                      S/N AC572988
                           S/N AC572992                       S/N AC6330478
                           S/N AC590908                       S/N AC572987
                           S/N AC588583                       S/N AC631328
                           S/N AC590905                       S/N AC536593
                           S/N AC424161                       S/N AC631327

          1    Lincoln Model TM300, S/N AC251174, complete w/cables and
               accessories
          1    Lincoln Welder Model CV300, S/N AC79096, w/Lincoln LN7 wire feeder
          1    Lincoln Welder Model CP200, S/N 574983, complete
          16   Hobart Welder, Model RC300, Welding System w/Hobart wire feeder and wire feeder boom, complete, w/hoses, leads, torches

                           S/N 78WS306842                     S/N 80WW508884
                           S/N 83WS06031                      S/N 80WS508887
                           S/N 80WS08859                      S/N 80WS05753
                           S/N 73WS2480                       S/N         3992
                           S/N 80W50572                       S/N 79WS13388
                           S/N 83WS06032                      S/N 89WS09915
                           S/N 83WS09903                      S/N 83WS010169
                           S/N 83WS10169                      S/N 89H514378

          1    Airco Wekler, Model 224BSM, S/N RH377421, DC Welder with Airco
               Wire feeder and Bernard Boom Cart
          1    Weld sale weider, Model CP250TS, S/N 72-615778
          1    Bernard wire feeder crane, with wirespool
          7    Hobart Welder, Model RC250, Tig welding system with Hobart wire feeder and welding crane, 50 lbs., complete with hoses, leads, torch

                           S/N 12RT-31062                     S/N 12RT-33742
                           S/N 80W-508866                     S/N 80WS08882
                           S/N 12RT 37490                     S/N 12RT28177
                           S/N 12RT68987

        1           Hobart Fabricator Model 2400, with wire feeder
        1           Lot, including but not limtied to: terminal blocks, selector switches, wire connectors, electric controls, pressure
                    switches, micro switches.
        1           Steel Building, 8 ft x 24 ft.
        2           CM Overhead hoist with hooks, 2 ton, electric control, with traverse trolley
        3           CM Overhead hoist with hoks, 5 ton, electric control, with traverse trolley

      QUANTITY

          17   CM Overhead hoist with hooks, 1 ton, electric control, with traverse trolley
          4    Coffing hoist with crane, 2 ton, electric control with traverse trolley
          3    YNX Hoise with hooks, 1 ton, electric control, with traverse trolley
          1    CM Overhead hoist with hooks,1/2ton, electric control with traverse trolley
          1    Miller welder, Model CP250TS, with DC Wire Feeder Welder,
               Miller-matic 10E wire feed system, w/welding crane, complete with hoses, leads, torch, S/N HD 700468
          1    Miller SyncroWave 250 Constant Current Welder, foot control,
               Model 903056, S/N KE66887
          1    Lincoln Welder, Model DC250, DC Arc Welding with Lincoln Model
               LN-7 Wire Feeder and Welding Crane, S/N AC755807
          1    Merlin Thermal Arc Model PAK15C, with all accessories; Thermal
               Dynamics Plasma Cutting System, with Plasma Torch
          1    Lincoln Welder, Model SP125 Plus, table model, Arc Electric, S/N
               110797G
          4    Welding cylinder carts
          1    Lincoln LN7 wire feeder
          65   Welding helmets

                                  MISCELLANEOUS

          12   Metal work tables, 48x56
          4    Two-wheel hand carts
          2    Golf cart, Roberto
          3    Cantilever racks, 3 ft. single sided
          4    Sections of 12 gravity rollers
          1    Table vise, 6' Columbian
          1    1997 Nissan 50 dual tires, LP gas, sideshift, 5,500 lbs, Model
               50KE1102A25V, S/N KEH02-900356
          1    1997 Nissan 80, Cushion tires, LP gas, sideshift, 8,000 lbs,
               Model 80-WGF0335V, S/N WGF03-920373
          1    1983 Toyota, hard tires, LP gas, 5,000 lbs, Model 42-3FG-25, S/N
               403FE2512468
          1    1986 Toyota, hard tires, LP gas, 6,000 lbs, Model D2-3FGC30, S/N
               3FGC30-1110
          1    1980 Hyster, cushion tires, LP gas, tilt, sideshift, Model
               H225-T, S/N C7P3459A (in repair shop)
          1    1980 Hyster, cushion tires, LP gas, tilt, sideshift, Model
               H225-T, S/N 3540390420D
          1    1991 Hyster, cushion tires, LP gas, tilt, sideshift, Model H50XM,
               S/N D177B07552R (in repair shop)
          1    1991 Hyster, cushion tires, LP gas, tilt, sideshift, Model H50XM,
               S/N D177P0755PR (in repair shop)
          1    1991 TCM, LP gas, solid tires, 2,000 lbs, Model FCG10N7T, S/N
               A36001059
          1    1991 TCM, LP gas, solid tires, 2,000 lbs, Model FD25Z3T, S/N
               A36001059
          1    1991 TCM, LP gas, solid tires, 5,000 lbs, Model FD25Z3T, S/N
               A24M42998
          1    1991 TCM, LP gas, solid tires, 5,000 lbs, Model FD25Z3T, S/N
               AFD25231
          1    1991 TCM, LP gas, solid tires, 3,000 lbs, Model FG15N16L, S/N
               A12306522
          1    1991 TCM, LP gas, solid tires, 3,000 lbs, Model FCG10NZT, S/N
               A36001060
          1    1991 TCM, LP gas, solid tires, 5,000 lbs, Model VM330-14A, S/N
               AZ16529

/s/ DONALD ENGEL
------------------------------
DONALD ENGEL
C.E.O. & CHAIRMAN OF THE BOARD

                              COMMERCIAL CONTINUING
                                    GUARANTY

-------------------------------------------------------------------------------
         GUARANTOR                                  BORROWER
-------------------------------------------------------------------------------
DADE COUNTY RECYCLING, INC.               HI-RISE RECYCLING SYSTEMS
16255 nw 54TH Avenue                      INC. AND HESCO SALES, INC.
Miami, FL 33014                           16255 NW 54TH AVENUE
                                          MIAMI, FL  33014
-------------------------------------------------------------------------------
TELEPHONE NUMBER                          TELEPHONE NUMBER


-------------------------------------------------------------------------------
1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ____________________________________ Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/      FUNDING/       MATURITY   CUSTOMER    LOAN
      RATE      CREDIT LIMIT      AGREEMENT DATE      DATE      NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND.

GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.
DATED:  DECEMBER 19, 1997
GUARANTOR:  DADE COUNTY RECYCLING, INC.          GUARANTOR:

By: /s/ DONALD ENGEL                              By:
------------------------------                       ------------------------
         DONALD ENGEL
Title:C.E.O., CHAIRMAN                           Title:
------------------------------                         ----------------------

GUARANTOR:                                       GUARANTOR:

By:                                              By:
  ----------------------------                      -------------------------
Title:                                           Title:
     -------------------------                         ----------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
      GUARANTOR                                       BORROWER
--------------------------------------------------------------------------------
HESCO EXPORT CORPORATION                      HI-RISE RECYCLING SYSTEMS, INC.
8505 NW 74th Street                           AND HESCO SALES, INC.
Miami, FL                                     16255 NW 54TH AVENUE
                                              MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                              TELEPHONE NUMBER

--------------------------------------------------------------------------------

1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
  INTEREST   PRINCIPAL AMOUNT/     FUNDING/     MATURITY  CUSTOMER     LOAN
    RATE       CREDIT LIMIT     AGREEMENT DATE    DATE     NUMBER     NUMBER

--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED: DECEMBER 19, 1997
GUARANTOR: HESCO EXPORT CORPORATION               GUARANTOR:

By: /s/ DONALD ENGEL                              By:
  ---------------------------------                  --------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                           Title:
-----------------------------------                    ------------------------

GUARANTOR:                                        GUARANTOR:

By:                                               By:
-----------------------------------                  --------------------------

Title:                                            Title:
-----------------------------------                  --------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
   GUARANTOR                                      BORROWER
--------------------------------------------------------------------------------
HESCO LEASING CO.                           HI-RISE RECYCLING SYSTEMS,
8505 NW 74th Street                         INC. AND HESCO SALES, INC.
Miami, FL                                   16255 NW 54TH AVENUE
                                            MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                            TELEPHONE NUMBER

--------------------------------------------------------------------------------

     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/    FUNDING/       MATURITY   CUSTOMER    LOAN
      RATE      CREDIT LIMIT     AGREEMENT DATE     DATE      NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6 6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: HESCO LEASING CO.               GUARANTOR:

By:/s/ DONALD ENGEL                        By:
----------------------------                  -------------------------------
         DONALD ENGEL

Title: C.E.O., CHAIRMAN                    Title:
----------------------------                  -------------------------------
GUARANTOR:                                 GUARANTOR:

By:                                        By:
----------------------------                  -------------------------------

Title:                                     Title:
----------------------------                  -------------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
   GUARANTOR                                     BORROWER
--------------------------------------------------------------------------------
IDC SYSTEMS, INC.                         HI-RISE RECYCLING SYSTEMS,
548 S. FULTON AVENUE                      INC. AND HESCO SALES, INC.
MOUNT VERNON, NY  10550                   16255 NW 54TH AVENUE
                                          MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                          TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/    FUNDING/       MATURITY  CUSTOMER    LOAN
      RATE      CREDIT LIMIT     AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR:  IDC SYSTEMS, INC.            GUARANTOR:

By:                                      By:
-------------------------                   -----------------------------

Title:                                   Title:
-------------------------                   -----------------------------
GUARANTOR:                               GUARANTOR:

By:                                      By:
-------------------------                   -----------------------------

Title:                                   Title:
-------------------------                   -----------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24 . ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
NU RETECH OF FLORIDA, INC.             HI-RISE RECYCLING SYSTEMS,
16255 NW 54th Avenue                   INC. AND HESCO SALES, INC.
Miami, FL 33014                        16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: NU RETECH OF FLORIDA, INC.        GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and

          (d) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
RECYCLTECH, LTD.                       HI-RISE RECYCLING SYSTEMS,
471 Champagne Drive                    INC. AND HESCO SALES, INC.
New York, Ontario                      16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: RECYCLTECH, LTD                   GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
UNITED TRUCK & BODY CORPORATION        HI-RISE RECYCLING SYSTEMS,
27137 County Road #33                  INC. AND HESCO SALES, INC.
Okahumpka, FL 34762                    16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: UNITED TRUCK & BODY CORPORATION  GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
U.S. CONTAINER CORP.                   HI-RISE RECYCLING SYSTEMS,
8505 NS 74th Street                    INC. AND HESCO SALES, INC.
Miami, FL                              16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: U.S. CONTAINERS CORP.             GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
U.S CYLINDER CO.                       HI-RISE RECYCLING SYSTEMS,
8505 NW 74th Street                    INC. AND HESCO SALES, INC.
Miami, FL                              16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: U.S. CYLINDER CO.                 GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

                              COMMERCIAL CONTINUING
                                    GUARANTY

--------------------------------------------------------------------------------
     GUARANTOR                                 BORROWER
--------------------------------------------------------------------------------
WILKINSON COMPANY, INC.                HI-RISE RECYCLING SYSTEMS,
1530 Commerce ST                       INC. AND HESCO SALES, INC.
Stow, OH 44224                         16255 NW 54TH AVENUE
                                       MIAMI, FL  33014
--------------------------------------------------------------------------------
TELEPHONE NUMBER                       TELEPHONE NUMBER

--------------------------------------------------------------------------------
     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender.

[x] UNLIMITED Guarantor's Obligations under the Guaranty shall be unlimited and shall include, all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO: Guarantor's Obligations under this Guaranty shall be limited to the principal amount of ___________________________________________
     Dollars, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described notes and agreements, together with all interest and all of Lender's expenses and costs, including attorneys' fees, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

--------------------------------------------------------------------------------
    INTEREST  PRINCIPAL AMOUNT/     FUNDING/      MATURITY  CUSTOMER    LOAN
      RATE     CREDIT LIMIT      AGREEMENT DATE     DATE     NUMBER    NUMBER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

     4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

     5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

     6.DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:


          (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future, written or oral, agreement;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
          (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
          (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
          (g) causes Lender to deem itself insecure in good faith for any reason, or Lender, for any reason, in good faith deems itself insecure.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENTION TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  DECEMBER 19, 1997
GUARANTOR: WILKINSON COMPANY, INC.           GUARANTOR:

By: /s/ DONALD ENGEL                         By:
----------------------------                    -------------------------
         DONALD ENGEL
Title: C.E.O., CHAIRMAN                      Title:
----------------------------                    -------------------------
GUARANTOR:                                   GUARANTOR:

By:                                          By:
----------------------------                    -------------------------

Title:                                       Title:
----------------------------                    -------------------------

     7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
          (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
          (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
          (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

     8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors or any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

     11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of these parties.

     12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

     13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     16. MODIFICATION WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

     22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

     24. ADDITIONAL TERMS.

     LENDER AND GUARANTOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

     LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO BORROWER.

     VENUE AND JURISDICTION SHALL BE IN DADE COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDING IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE GUARANTOR IN FAVOR OF THE BANK.

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